Exhibit 10.13




                         NATIONAL COMPUTER SYSTEMS, INC.
                         1997 LONG-TERM INCENTIVE PLAN


                  1.       Objectives of the Plan.

                  This Plan shall be known as the "National Computer Systems, Inc. 1997 Long-Term Incentive Plan (the "Plan"). The objectives of the Plan are to promote the interests of National Computer Systems, Inc., a Minnesota corporation (the "Company"), by enhancing its ability to attract, retain and motivate key employees, including salaried officers and directors, and including salaried officers and directors of any of the Company's subsidiary corporations ("Affiliates"), to provide incentives for such employees to remain with the Company of its Affiliates and to increase their identification with the interests of the Company's shareholders and to afford them an opportunity to acquire a proprietary interest in the Company through the granting of stock options, conditional cash bonuses and restricted stock awards as long term incentives based on the financial success of the Company.

                  2.       Administration of the Plan.

                  (a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company. The Committee shall be comprised of not less than such number of directors as shall be required to permit the Plan to qualify under Section 16b-3 ("Section 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each member of the Committee shall be a "disinterested persons" with respect to the Plan within the meaning of Section l6b-3 and shall be an "outside director" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The members of the Committee shall be appointed by and serve at the pleasure of the Board of Directors.

                  (b) Subject to the other provisions of the Plan and to applicable law, the Committee shall have full power and authority, in its discretion: (i) to construe and interpret the Plan and all options, conditional cash bonuses and restricted stock awards granted under the Plan (collectively, "Awards"); (ii) to determine the persons to whom Awards shall be granted, the time or times at which such Awards shall be granted, the number of shares and the amount of cash to be subject to each Award and the terms, conditions and restrictions under which each Award is granted; (iii) to determine whether options granted under the Plan are incentive stock options ("Incentive Stock Options") within the meaning of section 422 of the Code, or options which do not qualify as Incentive Stock Options; (iv) to determine the terms of exercise of each option and to accelerate the time at which all or any part of an option may be exercised, (v) to amend or modify the terms of any Award with the consent of the persons receiving the Award, (vi) to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, (vii) to determine the terms and provisions of each agreement evidencing an Award under the Plan (which agreements need not be identical), and (viii) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under section 13 to amend or terminate the Plan. The Committee's determinations on the foregoing matters shall be final and conclusive.

                  (c) The granting of an Award pursuant to the Plan shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company and the employee to whom such right is granted.

                  (d) The Committee may delegate the responsibility for implementing the decisions made by the Committee under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate any responsibilities or duties under the Plan with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.

                  (e) Each member of the Committee and each officer and employee of the Company shall be fully justified in relying or acting upon any information furnished in connection with the administration of the Plan by any other person or persons. In no event shall any person who is or shall have been a member of the Committee or an officer or employee of the Company, be liable for any determination made or other action taken or omission to act in reliance upon any such information or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

                  3.       Participants.

                  Awards may be granted under the Plan to such key full or part-time employees (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future Affiliates as shall be determined by the Committee from time to time. In determining the persons to whom Awards shall be granted and the number of shares subject to any Award, the Committee may take into account the nature of services rendered by the proposed grantee, the proposed grantee's present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an Award under the Plan may be granted additional Awards under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the stock with respect to which all Incentive Stock Options are exercisable for the first time by optionee during any calendar year (under all plans described in section 422 of the Code of the Company and its Affiliates) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options. No person may be granted options under the Plan for more than 100,000 shares in the aggregate in any calendar year.

                  4.       Shares Subject to the Plan .

                  The shares of stock to be subject to Awards under the Plan shall be shares of the Company's authorized common stock, $.03 par value. Such shares may be either authorized but unissued shares. Subject to the adjustment as provided in section 5, the maximum number of shares that may be subject to Awards under the Plan shall be 300,000. If an Award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for Awards thereafter granted during the term of the Plan.

                  5.       Adjustments .

                  If any change occurs in the shares of the Company's common stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the Company's corporate structure, appropriate adjustments in the Plan and outstanding Awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding Awards in order to prevent dilution or enlargement of the rights of the grantees under such Awards.

                  6.       Term .

                  (a) The Plan was approved by the Company's Board of Directors on March 3, 1997, and shall be effective as of such date, subject to approval by the shareholders of the Company within twelve (12) months thereafter.

                  (b)  Unless  the Plan has been  discontinued  as  provided  in section 13, the Plan shall terminate on January 31, 2007. No Award may be granted after such termination, but termination of the Plan shall not, without the consent of the grantee of any Award, alter or impair any rights or obligations under any Award theretofore granted. Subject to the foregoing, each Award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award agreement. The Committee shall be under no duty to provide terms of like duration for Awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of granting of such option, and the term of any option granted under the Plan which does not qualify as an Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such option.

                  7.       General Terms and Conditions of Awards .

                  Awards granted hereunder shall be evidenced by a written notice from the Company to the grantee evidencing the granting of the Award, or shall be evidenced by an agreement in such form as the Committee shall from time to time require. Such notice or agreement shall refer to the Plan and shall make acceptance of the Award by a grantee subject to the provisions of the Plan.

                  8.       Terms and  Conditions of  Options  Granted under the
Plan .

                  (a) Each agreement evidencing an option granted under the Plan shall state the number of shares to which it pertains.

                  (b) The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of shares of the Company's common stock at the date of granting of such option. The option price for options granted under the Plan which do not qualify as Incentive Stock Options shall also be determined by the Committee. For purposes of this section 8 and for all other valuation purposes under the Plan, the fair market value of the Company's common stock shall be as reasonably determined by the Committee, but shall not be less than
(i) the average of the opening and closing prices of such shares of stock on the date as of which fair market value is being determined, if the Company's common stock is then traded on a national securities exchange, or (ii) the "last sale price" of the Company's common stock on the date as of which fair market value is being determined, if the Company's common stock is then quoted on the NASDAQ National Market System. If on the date of grant of any option granted under the Plan, the common stock of the Company is not publicly traded, the Committee shall make a good faith attempt to satisfy the option price requirement of this section 8 and in connection therewith shall take such action as it deems necessary or advisable. Subject to the foregoing, the Committee shall have full authority and discretion in fixing the option price and shall be fully protected in doing so.

                  (c) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The option price for the number of shares for which the option is exercised shall become immediately due and payable in cash; provided, however, that an optionee may, with the approval of the Committee, make payment for all or a portion of the option price by tendering to the Company shares of the Company's common stock owned by the optionee and registered in the optionee's name, and which has a fair market value equal to the portion of the purchase price of the shares being acquired which is not being paid in cash.

                   (d) No option granted under the Plan shall be transferable by an optionee, otherwise than by will or the laws of descent or distribution as provided in subsection 8(g). During the lifetime of an optionee the option shall be exercisable only by such optionee and no other person shall acquire any rights therein. Except as provided in subsection 8(e) or 8(g), no option may be exercised at any time unless the holder thereof is then an employee of the Company or a subsidiary of the Company.

                   (e) In the event that an optionee shall cease to be employed by the Company or its Affiliates or any reason, other than his gross and willful misconduct or his death or disability, such optionee shall have the right to exercise the option at any time within three months (or such longer period as the Committee in its discretion shall determine to be appropriate) after such termination of employment to the extent of the full number of shares he was entitled to purchase under the option on the date of termination to the extent that the optionee's right to exercise the same had vested on such date and had not previously been exercised, subject to the condition that no option shall be exercisable after the expiration of the term of the option. Whether authorized leaves of absence or absence because of military or governmental service shall constitute termination of employment for the purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

                  (f) In the event that an optionee shall cease to be employed by the Company or its Affiliates by reason of his gross and willful misconduct during the course of his employment, including but not limited to wrongful appropriation of funds of his employer or the commission of a gross misdemeanor or felony, the option shall be terminated as of the date of the misconduct.

                  (g) If the optionee shall die while in the employ of the Company or any Affiliate, or within three months (or such longer period as the Committee in its discretion shall determine to be appropriate) after termination of employment for any reason other than gross and willful misconduct, or the optionee's employment is terminated because optionee has become disabled (within the meaning of Code section 22(e)(3)) while in the employ of the Company or any Affiliate, and such optionee shall not have fully exercised the option, such option may be exercised at any time within twelve months (or such longer period as the Committee in its discretion shall determine to be appropriate) after the date of such death or disability by the optionee or the personal representatives of the optionee, as applicable, or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares the optionee was entitled to purchase under the option on the date of death (or termination of employment, if earlier) and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

                  (h) Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan, the optionee owns directly or indirectly (within the meaning of section 424(d) of the Code) shares of common stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (within the meaning of section 424(e) or 424(f) of the Code), if any, then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of section 422(c)(5) of the Code, the option price shall be not less than 110% of the fair market value of the common stock of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

                  (i) An optionee or a transferee of an option shall have no rights as a shareholder with respect to such shares covered by an option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in section 5.

                  9. Terms and Conditions of Conditional Cash Bonuses and Restricted Stock Awards .

                  (a) Each conditional cash bonus and restricted stock Award granted under the Plan (i) shall be for an amount of cash or a number of common shares of the Company as shall be determined by the Committee and set forth in the agreement containing the terms of such Award, and (ii) shall require the grantee to remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions relating to such Award to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares or cash bonus covered by the Award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the common shares or cash bonus to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Awards, whether or not a restriction period has expired or other specified conditions have been met.

                  (b) At the time of a restricted stock Award, a certificate representing the number of common shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the common shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restriction period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such common shares; (ii) none of the common shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restriction period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee and set forth in the Award agreement, some or all of the common shares subject to the restricted stock Award shall be forfeited and all rights of the grantee to such common shares shall terminate, without further obligation on the part of the Company, if the restrictive conditions relating to such shares (including any conditions relating to the continuing employment of the grantee by the Company) are not satisfied. Any common shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the common shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted common shares.

                  (c) Termination of Restrictions. At the end of the restriction period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock Award or in the Plan shall lapse as to the restricted common shares subject thereto, and a stock certificate for the appropriate number of common shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his beneficiary or estate, as the case may be.

                  10.      Income Tax Matters; Tax Bonuses .

                  (a) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a grantee of an Award under the Plan, are withheld or collected from such grantee. In order to assist a grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with subsection 8(b), equal to such taxes or (ii) delivering to the Company common shares other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with subsection 8(b), equal to such taxes.

                  (b) The Committee shall have the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionees or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

                  (c) If an optionee disposes of any of the shares of common stock of the Company acquired pursuant to the exercise of an Incentive Stock Option issued pursuant to the Plan within two years from the date such option was granted or within one year after the transfer of any such shares to the optionee upon exercise of such option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, the Optionee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of and the consideration, if any, received for such shares.

                  11.      Additional Restrictions .

                  The Committee shall have full and complete authority to determine whether all or any part of the shares of common stock of the Company acquired upon exercise of any of the options granted under the Plan or upon the granting of an Award shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or award recipient's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such Awards.

                  12.      Compliance with Securities Laws .

                  (a) All certificates for shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. Until the shares of common stock that are the subject of Awards granted under the Plan are registered and listed, if applicable and if required by law, the Committee may condition the delivery of any certificate for such shares upon the receipt of a written representation from the grantee that at the time of acquiring such shares the grantee of the Award intends to acquire the shares being purchased for investment and not for resale or further distribution. If the shares or other securities subject to an Award are traded on a securities exchange or other securities market, the Company shall not be required to deliver any shares or other securities covered by an Award unless and until such shares or other securities have been admitted for trading on such securities exchange or market.

                  (b) The Plan is intended to comply with all applicable conditions of Section 16b-3 of the Exchange Act, and all transactions involving persons subject to Section 16b of the Exchange Act ("Insider-Participants") are subject to such conditions regardless of whether the conditions are expressly set forth in the Plan. Any provision of the Plan that is contrary to the conditions of Section 16b-3 shall not apply to Insider-Participants.

                  13.      Amendment or Discontinuance of Plan .

                  The Company's Board of Directors may amend, suspend or discontinue the Plan at any time. However, no amendment of the Plan shall, without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in section 4, (ii) decrease the minimum option price provided in section 8, (iii) extend the maximum option term under section 6,
(iv) materially modify the eligibility requirements for participation in the Plan, or (v) in any other fashion cause any options granted under the Plan which are intended to be Incentive Stock Options, and which are designated as such by the Award agreement evidencing the granting of such option, to fail to qualify as an Incentive Stock Option. The Company shall not alter or impair any Award theretofore granted under the Plan without the consent of the holder of the Award.

                  14.      Time of Granting .

                  Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an agreement evidencing an Award), shall constitute the granting of an Award under the Plan.

                  15.      General Provisions .

                  (a) No Rights to Awards. No person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any grantee or with respect to different grantees.

                  (b) Award Agreements. No person will have rights under an Award granted to such person unless and until an Award agreement evidencing such Award has been duly executed on behalf of the Company.

                  (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                  (d) No Right to Employment. The grant of an Award shall not be construed as giving the grantee of the Award the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or such Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or any Affiliate may at any time dismiss an Award grantee from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award agreement.

                  (e) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

                  (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

                  (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                  (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

                  (i) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.




Original Plan   -    Approved by the Board on March 3, 1997
                -    Approved by the Company's Stockholders on ___________